EXHIBIT 99.2
                                 ------------

                               The Confirmation

                                               Barclays Bank PLC
                                               5 The North Colonnade
                                               Canary Wharf
                                               London E14 4BB
                                               Tel +44 (0)20 7623 2323


DATE:                   January 30, 2007

TO:                     Goldman, Sachs & Co.
ATTENTION:              Jessica Feingold

FROM:                   Barclays Bank PLC

SUBJECT:                Fixed Income Derivatives Confirmation

REFERENCE NUMBER:       1554177B

The purpose of this long-form confirmation ("Confirmation") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Barclays Bank PLC ("Party A") and Goldman, Sachs & Co. ("Party B"). This Confirmation evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below and replaces any previous agreement between us with respect to the subject matter hereof. This Confirmation constitutes a "Confirmation" and also constitutes a "Schedule" as referred to in the ISDA Master Agreement, and Paragraph 13 of a Credit Support Annex to the Schedule.

1. This Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (Multicurrency - Cross Border) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc. (the "ISDA Master Agreement"), as if Party A and Party B had executed an agreement in such form on the date hereof, with a Schedule as set forth in Item 3 of this Confirmation, and an ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "Credit Support Annex"). For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Master Agreement. In the event of any inconsistency among any of the following documents, the relevant document first listed shall govern: (i) this Confirmation, exclusive of the provisions set forth in
      Item 3 hereof and Annex A hereto; (ii) the provisions set forth in Item 3 hereof, which are incorporated by reference into the Schedule; (iii) the Credit Support Annex; (iv) the Definitions; and (v) the ISDA Master Agreement.

      Each reference herein to a "Section" (unless specifically referencing the Pooling and Servicing Agreement) or to a "Section" "of this Agreement" will be construed as a reference to a Section of the ISDA Master Agreement; each reference herein to a "Part" will be construed as a reference to the provisions herein deemed incorporated in a Schedule to the ISDA Master Agreement; each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

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Page 2 of 45

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Notional Amount:                  With respect to any Calculation Period, the amount set forth for such period on Schedule I attached hereto.

      Trade Date:                       January 18, 2007

      Effective Date:                   February 25, 2007

      Termination Date:                 January 25, 2012, subject to adjustment in accordance with the Following
                                        Business Day Convention; provided, however, that for the purpose of determining the final Fixed Rate Payer Period End Date, Termination Date shall be subject to No Adjustment.

      Fixed Amounts:

          Fixed Rate Payer:             Party B

          Fixed Rate Payer
          Period End Dates:             The 25th calendar day of each month during the Term of this Transaction, commencing March 25, 2007, and ending on the Termination Date, with no adjustment.

          Fixed Rate Payer
          Payment Dates:                The 25th calendar day of each month during the Term of this Transaction, commencing March 25, 2007.

          Fixed Rate:                   5.10%

          Fixed Amount:                 To be determined in accordance with the following formula:

                                        250*Fixed Rate*Notional Amount*Fixed Rate Day Count Fraction


          Fixed Rate Day
          Count Fraction:               Actual/360

      Floating Amounts:

          Floating Rate Payer:          Party A

          Floating Rate Payer
          Period End Dates:             The 25th calendar day of each month during the Term of this Transaction, commencing March 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

          Floating Rate Payer
          Payment Dates:                Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one Business Day preceding each Floating Rate Payer Period End
                                        Date.

          Floating Rate Option:         USD-LIBOR-BBA

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          Floating Amount:              To be determined in accordance with the following formula:

                                        250*Floating Rate Option*Notional Amount*Floating Rate Day Count Fraction


          Designated Maturity:          One month

          Floating Rate Day
          Count Fraction:               Actual/360

          Reset Dates:                  The first day of each Calculation Period.

          Compounding:                  Inapplicable

          Business Days:                New York

          Business Day Convention:      Following

          Calculation Agent:            Party A

          Upfront Payment:              USD210,000 to be paid by Party A to Party B on January 30, 2007

      Account Details and Settlement Information:

          Payments to Party A:          Correspondent: BARCLAYS BANK PLC NEW YORK
                                        FEED: 026002574
                                        Beneficiary: BARCLAYS SWAPS
                                        Beneficiary Account: 050-01922-8

          Payments to Party B:          Deutsche Bank National Trust Company
                                        ABA#: 021-001-033
                                        Acct#: 01419663
                                        Acct Name: NYLTD Funds Control Stars West
                                        Re: Indy Max INDX Mortgage Loan Trust 2007 FLX1

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3.      Provisions Deemed Incorporated in a Schedule to the ISDA Master
        Agreement:

Part 1. Termination Provisions.

For the purposes of this Agreement:-

(a)     "Specified Entity" will not apply to Party A or Party B for any purpose.

(b)     "Specified Transaction" will have the meaning specified in Section 14.

(c)     Events of Default.

        The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

        (i) The "Failure to Pay or Deliver" provisions of Section 5(a)(i) will apply to Party A and will apply to Party B.

        (ii) The "Breach of Agreement" provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B; provided, however, that notwithstanding anything to the contrary in
                Section 5(a)(ii), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(ii) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

        (iii) The "Credit Support Default" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

        (iv) The "Misrepresentation" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

        (v)     The "Default under Specified Transaction" provisions of
                Section 5(a)(v) will not apply to Party A and will not apply to Party B.

        (vi) The "Cross Default" provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of
                Section 5(a)(vi), solely with respect to Party A:

                "Specified Indebtedness" will have the meaning specified in
                Section 14, except that such term shall not include obligations in respect of deposits received in the ordinary course of Party A's banking business.

                "Threshold Amount" means with respect to Party A an amount equal to 3% of Party A's shareholders' equity (on a consolidated basis) determined in accordance with generally accepted


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                accounting principles in Party A's jurisdiction of
                incorporation or organization as at the end of Party A's most recently completed fiscal year.

        (vii) The "Bankruptcy" provisions of Section 5(a)(vii) will apply to Party A and Party B; provided that clauses (2), (7) and (9) thereof shall not apply to Party B; provided further that clause (4) thereof shall not apply to Party B with respect to proceedings or petitions instituted or presented by Party A or any Affiliate of Party A; provided further that clause (6) shall not apply to Party B to the extent that it refers to (i) any appointment that is effected by or contemplated in connection with the Pooling and Servicing Agreement (as defined below) or (ii) any appointment to which Party B has not become subject; and provided further that clause (8) shall not apply to Party B to the extent that clause (8) relates to clauses of Section 5(a)(vii) that are not applicable to Party B.

        (viii) The "Merger Without Assumption" provisions of Section 5(a)(viii) will apply to Party A and will apply to Party B.

(d)     Termination Events.

        The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with
        Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to "Illegality" the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement.

        (i) The "Illegality" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

        (ii) The "Tax Event" provisions of Section 5(b)(ii) will apply to Party A except that, for purposes of the application of
                Section 5(b)(ii) to Party A, Section 5(b)(ii) is hereby amended by deleting the words "(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)", and the "Tax Event" provisions of Section 5(b)(ii) will apply to Party B.

        (iii) The "Tax Event Upon Merger" provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

        (iv) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)     Payments on Early Termination. For the purpose of Section 6(e) of this
        Agreement:

        (i) Market Quotation will apply, provided, however, that, in the event of a Derivative Provider Trigger Event, the following provisions will apply:


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                (A)   The definition of Market Quotation in Section 14 shall
                      be deleted in its entirety and replaced with the following:

                      "Market Quotation" means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a Replacement Transaction, and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

                (B) The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

                      "Settlement Amount" means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to:

                      (a) If a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the day falling ten Local Business Days after the day on which the Early Termination Date is designated, or such later day as Party B may specify in writing to Party A, but in either case no later than one Local Business Day prior to the Early Termination Date (such day, the "Latest Settlement Amount Determination Day"), the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

                      (b) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations from Approved Replacements have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value); or

                      (c) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotation from an Approved Replacement remains capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B's Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

                (C) Party A may obtain Market Quotations, and if Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.


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                (D)   If the Settlement Amount is a negative number, Section
                      6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

                      "(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I)."

                (E) At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations from Approved Replacements remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value).

        (ii)    The Second Method will apply.

(g)     "Termination Currency" means USD.

(h) Additional Termination Events. Additional Termination Events will apply as provided in Part 5(c).

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Part 2. Tax Matters.

(a)     Tax Representations.

        (i)     Payer Representations. For the purpose of Section 3(e) of this
                Agreement:

                (A)   Party A makes the following representation(s):

                      None.

                (B)   Party B makes the following representation(s):

                      None.

         (ii)   Payee Representations. For the purpose of Section 3(f) of this
                Agreement:

                (A)   Party A makes the following representation(s):

                      None.

                (B)   Party B makes the following representation(s):

                      None.

(b)     Tax Provisions.

        (i) Indemnifiable Tax. Notwithstanding the definition of "Indemnifiable Tax" in Section 14 of this Agreement, all Taxes in relation to payments by Party A shall be Indemnifiable Taxes unless (i) such Taxes are assessed directly against Party B and not by deduction or withholding by Party A or (ii) arise as a result of a Change in Tax Law (in which case such Tax shall be an Indemnifiable Tax only if such Tax satisfies the definition of Indemnifiable Tax provided in Section 14). In relation to payments by Party B, no Tax shall be an Indemnifiable Tax, and Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.


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Part 3. Agreement to Deliver Documents.

(a) For the purpose of Section 4(a)(i), tax forms, documents, or certificatesto be delivered are:

Party required to      Form/Document/                                     Date by which to
deliver document       Certificate                                        be delivered
Party A and Party B    Any form or document required or reasonably        Promptly upon  reasonable  demand by the other
                       requested to allow the other party to make         party.
                       payments under the Agreement without any
                       deduction or withholding for or on account of
                       any Tax, or with such deduction or withholding
                       at a reduced rate.

(b) For the purpose of Section 4(a)(ii), other documents to be delivered are:

Party required to      Form/Document/                           Date by which to                         Covered by
deliver document       Certificate                              be delivered                             Section 3(d)
                                                                                                         Representation
Party A and            Any documents  reasonably required by    Upon the execution and delivery of       Yes
Party B                the  receiving  party to evidence the    this Agreement
                       authority of the delivering party or
                       its Credit Support Provider, if any,
                       for it to execute and deliver the
                       Agreement, this Confirmation, and any
                       Credit Support Documents to which it
                       is a party, and to evidence the
                       authority of the delivering party or
                       its Credit Support Provider to
                       perform its obligations under the
                       Agreement, this Confirmation and any
                       Credit Support Document, as the case
                       may be

Party A and            A certificate of an authorized officer   Upon the execution and delivery of       Yes
Party B                of the party, as to the incumbency and   this Agreement
                       authority of the respective officers
                       of the party signing the Agreement,
                       this Confirmation, and any relevant
                       Credit Support Document, as the case
                       may be

Party A                Annual Report of Party A containing      Promptly upon request after becoming     Yes
                       consolidated  financial  statements
                       publicly available certified by
                       independent certified public
                       accountants and prepared in accordance
                       with generally accepted accounting
                       principles in the country in which
                       Party A is organized

Party A                Opinions of counsel to Party A           Upon the execution and delivery of       No
                       substantially in the form of Exhibit A   this Agreement
                       to this Confirmation

Party B                An opinion of counsel to Party B         Upon the execution and delivery of       No
                       reasonably satisfactory to Party A.      this Agreement


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Party B                An executed copy of the Pooling and      Promptly following finalization          No
                       Servicing Agreement                      thereof

Part 4. Miscellaneous.

(a)     Address for Notices: For the purposes of Section 12(a) of this
        Agreement:

        Address for notices or communications to Party A:

        Address:       5 The North Colonnade
                       Canary Wharf
                       London E14 4BB
        Facsimile:     44(20) 777 36461
        Phone:         44(20) 777 36810

        (For all purposes)

         Address for notices or communications to Party B:

        Address:       1761 East St. Andrew Place
                       Santa Ana, CA 92705
        Attention:     Trust Administration - IN07F1
        Facsimile:     714-656-2626
        Phone:         714-247-6000

        (For all purposes)

(b)     Process Agent. For the purpose of Section 13(c):

        Party A appoints as its Process Agent: Not applicable.

        Party B appoints as its Process Agent: Not applicable.

(c)     Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)     Multibranch Party. For the purpose of Section 10(c) of this Agreement:

        Party A is not a Multibranch Party.

        Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A; provided, however, that if an Event of Default shall have occurred with respect to Party A, Party B shall have the right to appoint as Calculation Agent a third party, reasonably acceptable to Party A, the cost for which shall be borne by Party A.

(f)     Credit Support Document.

        Party A: The Credit Support Annex, and any guarantee in support of Party A's obligations under this Agreement.


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        Party B:    The Credit Support Annex, solely in respect of Party B's
                    obligations under Paragraph 3(b) of the Credit Support
                    Annex.

(g)     Credit Support Provider.

        Party A: The guarantor under any guarantee in support of Party A's obligations under this Agreement.

        Party B:    None.

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole (including any claim or controversy arising out of or relating to this Agreement), without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)     Netting of Payments. The parties agree that subparagraph (ii) of
        Section 2(c) will apply to each Transaction hereunder. Notwithstanding anything to the contrary in Section 2(c), amounts that are payable with respect to the same Calculation Period shall be netted, as provided in Section 2(c), even if such amounts are not due on the same Payment Date.

(j)     Affiliate. "Affiliate" shall have the meaning assigned thereto in
        Section 14; provided, however, that Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of
        Section 6(b)(ii).


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Part 5. Others Provisions.

(a) Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the "Definitions"), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement, and (ii) references to a "Transaction" in this Agreement shall be deemed references to a "Swap Transaction" for purposes of the Definitions. Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

(b)     Amendments to ISDA Master Agreement.

        (i) Single Agreement. Section 1(c) is hereby amended by the adding the words "including, for the avoidance of doubt, the Credit Support Annex" after the words "Master Agreement".

        (ii) Conditions Precedent. Section 2(a)(iii) is hereby amended by adding the following at the end thereof:

                Notwithstanding anything to the contrary in Section 2(a)(iii)(1), if an Event of Default with respect to Party B or Potential Event of Default with respect to Party B has occurred and been continuing for more than 30 Local Business Days and no Early Termination Date in respect of the Affected Transactions has occurred or been effectively designated by Party A, the obligations of Party A under Section 2(a)(i) shall cease to be subject to the condition precedent set forth in Section 2(a)(iii)(1) with respect to such specific occurrence of such Event of Default or such Potential Event of Default (the "Specific Event"); provided, however, for the avoidance of doubt, the obligations of Party A under Section 2(a)(i) shall be subject to the condition precedent set forth in Section 2(a)(iii)(1) (subject to the foregoing) with respect to any subsequent occurrence of the same Event of Default with respect to Party B or Potential Event of Default with respect to Party B after the Specific Event has ceased to be continuing and with respect to any occurrence of any other Event of Default with respect to Party B or Potential Event of Default with respect to Party B that occurs subsequent to the Specific Event.

        (iii) Change of Account. Section 2(b) is hereby amended by the addition of the following after the word "delivery" in the first line thereof:

                "to another account in the same legal and tax jurisdiction as the original account".

        (iv) Representations. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

                "(g)  Relationship Between Parties.

                      (1)   Non-Reliance. It is not relying on any
                            communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                      (2) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and


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                            understands and accepts, the terms, conditions and
                            risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

                      (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                      (4) Status of Parties. The other party is not acting as fiduciary for or advisor to it in respect of the Transaction.

                      (5) Eligible Contract Participant. It is an "eligible contract participant" as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended."

        (v) Transfer to Avoid Termination Event. Section 6(b)(ii) is hereby amended by (i) deleting the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party," and (ii) by deleting the words "to transfer" and inserting the words "to effect a Permitted Transfer" in lieu thereof.

        (vi) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting "; and" from the end of subparagraph (i) and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

        (vii)   Local Business Day. The definition of Local Business Day in
                Section 14 is hereby amended by the addition of the words "or any Credit Support Document" after "Section 2(a)(i)" and the addition of the words "or Credit Support Document" after "Confirmation".

(c) Additional Termination Events. The following Additional Termination Events will apply:

        (i) First Rating Trigger Collateral. If (A) it is not the case that a Moody's Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

        (ii) Second Rating Trigger Replacement. If (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) (i) at least one Eligible Replacement has made a Firm Offer to be the transferee of all of Party A's rights and obligations under this Agreement (and such Firm Offer remains an offer that will become legally binding upon such Eligible Replacement upon acceptance by the offeree) and/or (ii) an Eligible Guarantor has made a Firm Offer to provide an Eligible Guarantee (and such Firm Offer remains an offer that will become legally binding upon such Eligible Guarantor immediately upon acceptance by the offeree), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

        (iii) Amendment of Pooling and Servicing Agreement. If, without the prior written consent of Party A where such consent is required under the Pooling and Servicing Agreement, an amendment is made to the Pooling and Servicing Agreement which amendment could reasonably be expected to have a material adverse effect on the interests of Party A (excluding, for the avoidance of doubt, any amendment to the Pooling and Servicing Agreement that is entered into solely for the purpose of appointing a successor servicer, master servicer, securities administrator, trustee or other service provider) under this Agreement, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event; provided, however, that notwithstanding Section 6(b)(iv) of this Agreement, both Party A and


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                Party B shall have the right to designate an Early Termination
                Date in respect of this Additional Termination Event.

        (iv)    [Reserved.]

        (v) Optional Termination of Securitization. An Additional Termination Event shall occur upon the notice to Certificateholders of an Optional Termination becoming unrescindable in accordance with Article 9.01 of the Pooling and Servicing Agreement (such notice, the "Optional Termination Notice"). With respect to such Additional Termination Event: (A) Party B shall be the sole Affected Party; (B) notwithstanding anything to the contrary in Section 6(b)(iv) or Section 6(c)(i), the final Distribution Date specified in the Optional Termination Notice is hereby designated as the Early Termination Date for this Additional Termination Event in respect of all Affected Transactions; (C)
                Section 2(a)(iii)(2) shall not be applicable to any Affected Transaction in connection with the Early Termination Date resulting from this Additional Termination Event; notwithstanding anything to the contrary in Section 6(c)(ii), payments and deliveries under Section 2(a)(i) or Section 2(e) in respect of the Terminated Transactions resulting from this Additional Termination Event will be required to be made through and including the Early Termination Date designated as a result of this Additional Termination Event; provided, for the avoidance of doubt, that any such payments or deliveries that are made on or prior to such Early Termination Date will not be treated as Unpaid Amounts in determining the amount payable in respect of such Early Termination Date; (D) notwithstanding anything to the contrary in Section 6(d)(i),
                (I) if, no later than 4:00 pm New York City time on the day that is four Business Days prior to the final Distribution Date specified in the Optional Termination Notice, the Trustee requests the amount of the Estimated Swap Termination Payment, Party A shall provide to the Trustee in writing (which may be done in electronic format) the amount of the Estimated Swap Termination Payment no later than 2:00 pm New York City time on the following Business Day and (II) if the Trustee provides written notice (which may be done in electronic format) to Party A no later than two Business Days prior to the final Distribution Date specified in the Optional Termination Notice that all requirements of the Optional Termination have been met, then Party A shall, no later than one Business Day prior to the final Distribution Date specified in the Optional Termination Notice, make the calculations contemplated by
                Section 6(e) of the ISDA Master Agreement (as amended herein) and provide to the Trustee in writing (which may be done in electronic format) the amount payable by either Party B or Party A in respect of the related Early Termination Date in connection with this Additional Termination Event; provided, however, that the amount payable by Party B, if any, in respect of the related Early Termination Date shall be the lesser of (x) the amount calculated to be due from Party B pursuant to Section 6(e) and (y) the Estimated Swap Termination Payment; and (E) notwithstanding anything to the contrary in this Agreement, any amount due from Party B to Party A in respect of this Additional Termination Event will be payable on the final Distribution Date specified in the Optional Termination Notice and any amount due from Party A to Party B in respect of this Additional Termination Event will be payable one Business Day prior to the final Distribution Date specified in the Optional Termination Notice.

                The Trustee shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of the Trustee's rights specified herein.

(d) Required Ratings Downgrade Event. In the event that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold, then Party A shall, as soon as reasonably practicable and so long as a Required Ratings Downgrade Event is in effect, at its own expense, use commercially reasonable efforts to procure either (A) a Permitted Transfer or (B) an Eligible Guarantee.


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(e)     Item 1115 Agreement. Party A and Party B hereby agree that the terms of the Item 1115 Agreement, dated as of January 30, 2006 (the "Item 1115 Agreement"), among IndyMac Bank F.S.B, IndyMac ABS, Inc, IndyMac MBS, Inc. and Party A shall be incorporated by reference into this Agreement and Party B shall be an express third party beneficiary of the Item 1115 Agreement. A copy of the Item 1115 Agreement is annexed hereto at Annex B.

(f)     Transfers.

        (i)     Section 7 is hereby amended to read in its entirety as follows:

                "Except with respect to any Permitted Transfer pursuant to
                Section 6(b)(ii), Part 5(f), the Item 1115 Agreement, or the succeeding sentence, neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under the Agreement or any Transaction unless (a) the prior written consent of the other party is obtained and (b) the Rating Agency Condition has been satisfied with respect to S&P and Fitch, except that:

                (a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement);

                (b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e);

                      At any time at which no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold, Party A may make a Permitted Transfer."

        (ii) If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A's written request and at Party A's expense, take any reasonable steps required to be taken by Party B to effect such transfer.

(g) Non-Recourse. Party A acknowledges and agree that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Trust and the proceeds thereof, in accordance with the priority of payments and other terms of the Pooling and Servicing Agreement and that Party A will not have any recourse to any of the directors, officers, employees, shareholders or affiliates of the Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Trust and the proceeds thereof, should be insufficient to satisfy all claims outstanding and following the realization of the account held by the Trust and the proceeds thereof, any claims against or obligations of Party B under the ISDA Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. The Trustee shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts in the account held by the Trust from the Trust created pursuant to the Pooling and Servicing Agreement. This provision will survive the termination of this Agreement.

(h) Timing of Payments by Party B upon Early Termination. Notwithstanding anything to the contrary in Section 6(d)(ii), to the extent that all or a portion (in either case, the "Unfunded Amount") of any amount that is calculated as being due in respect of any Early Termination Date under Section 6(e) from Party B to Party A will be paid by Party B from amounts other than any upfront payment paid to Party B by an Eligible Replacement that has entered a Replacement Transaction with Party B, then such Unfunded Amount shall be due on the next subsequent Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii), and on any subsequent Distribution Dates until paid


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Page 16 of 45


        in full (or if such Early Termination Date is the final Distribution Date, on such final Distribution Date); provided, however, that if the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution Date, such payment will be payable on such Distribution Date. For the avoidance of doubt, interest on any payment due in respect of an Early Termination Date under Section 6(e) will in all events accrue interest from (and including) such Early Termination Date to (but excluding) the date on which the relevant payment is made.

(i) Rating Agency Notifications. Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and, except as provided in Part 5(f) hereto, no transfer of any rights or obligations under this Agreement shall be made by either party unless each Swap Rating Agency has been given prior written notice of such designation or transfer.

(j) No Set-off. Except as expressly provided for in Section 2(c), Section 6 or Part 1(f)(i)(D) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. Section 6(e) shall be amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(k) Amendment. Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Swap Rating Agencies has been provided prior written notice of the same and such amendment satisfies the Rating Agency Condition with respect to S&P and Fitch.

(l) Notice of Certain Events or Circumstances. Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other Party and to each Swap Rating Agency notice of such event or condition; provided that failure to provide notice of such event or condition pursuant to this
        Part 5(l) shall not constitute an Event of Default or a Termination
        Event.

(m)     Assignment:

        It is hereby acknowledged and agreed by the parties hereto that this Transaction and all of Party B's obligations, right, title and interest in, to and under this Confirmation and the Agreement shall be subject to assignment by Party B to Deutsche Bank National Trust Company, not individually but solely as supplemental interest trustee (the "Supplemental Interest Trustee") on behalf of the holders of the Mortgage Pass-Through Certificates, Series 2007-FLX1 (collectively, the "Certificates"). Such assignee is referred to herein as the "Assignee" and such assignor is referred to herein as the "Assignor". Such assignment shall occur on January 31, 2007 (the "Assignment Date"). Furthermore, with respect to the assignment of this Transaction to the Assignee, the Assignee shall accept assignment of this Transaction subject to all terms of this Confirmation and all references to the term "Counterparty" or "Party B" herein shall be deemed references to the Assignee. As of the Assignment Date, Party A, the Assignor and the Assignee, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration received, agree as follows:

        (i) The Assignor sells, assigns, transfers, and sets over to the Assignee, its successors and permitted assigns, all of its obligations, right, title, and interest in, to, under, and in respect of, this Transaction. The Assignor releases and discharges Party A from, and agrees not to make any claim against Party A with respect to, any obligations of Party A arising and to be performed under and in respect of this Transaction after the date hereof. The Assignor agrees that the Assignee has no liability with respect to any obligation arising or to be performed under and in respect of this Transaction.


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        (ii) Party A consents to the sale, assignment and transfer by the
        Assignor and the assumption by the Assignee referred to above. Party A releases and discharges the Assignor from, and agrees not to make any claim against the Assignor with respect to, any obligations of the Assignor arising and to be performed under and in respect of this Transaction after the date hereof.

        (ii) The Assignor hereby represents and warrants to, and covenants and agrees with, the Assignee and Party A that: (i) it is duly organized, validly existing, and in good standing under the law of the jurisdiction of its organization; (ii) it has all requisite power and authority to assign and delegate to the Assignee its rights and obligations under this Transaction as provided herein and has taken all necessary action to authorize such assignment and delegation; and
        (iii) such assignment and delegation is its legal, valid, and binding obligation enforceable against the Assignor in accordance with the terms hereof.

        (iv) The Assignee hereby represents and warrants to, and covenants and agrees with the Assignor and Party A that: (i) it is duly organized, validly existing, and in good standing under the law of the jurisdiction of its organization; (ii) it has all requisite power and authority to assume the rights and obligations of the Assignor under this Transaction as provided herein and perform its obligations under this Transaction and has taken all necessary action to authorize such assumption and performance, and (iii) such assumption and the Transaction is its legal, valid, and binding obligation enforceable against the Assignee in accordance with the terms hereof.

(m) Proceedings. No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B, the Trust, or the trust formed pursuant to the Pooling and Servicing Agreement, in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates and any Notes; provided, however, that nothing will preclude, or be deemed to stop, Party A (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in (A) any case or proceeding voluntarily commenced by Party B or (B) any involuntary insolvency proceeding filed or commenced by a Person other than Party A, or (ii) from commencing against Party B or any of the Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding. This provision will survive the termination of this Agreement.

(n) Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Confirmation is executed and delivered by Deutsche Bank National Trust Company, not individually or personally but solely as Supplemental Interest Trustee of the Supplemental Interest Trust under the Pooling and Servicing Agreement pursuant to which the Trust was formed, in the exercise of the powers and authority conferred upon and vested in it, and pursuant to instructions set forth therein, (ii) each of the representations, undertakings and agreements by Deutsche Bank National Trust Company is made and intended not as a personal representation, undertaking or agreement of Deutsche Bank National Trust Company, but solely for the purpose of binding only the Supplemental Interest Trust, (iii) nothing herein contained shall be construed as imposing any liability upon Deutsche Bank National Trust Company, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall Deutsche Bank National Trust Company be personally liable for the payment of any indebtedness or expenses of the Supplemental Interest Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation, the Agreement or any related document.

(o) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the


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        subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of
        Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

         The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(q) Escrow Payments. If (whether by reason of the time difference between the cities in which payments are to be made or otherwise) it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either Party may at its option and in its sole discretion notify the other Party that payments on that date are to be made in escrow. In this case deposit of the payment due earlier on that date shall be made by 2:00 pm (local time at the place for the earlier payment) on that date with an escrow agent selected by the notifying party, accompanied by irrevocable payment instructions (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of any corresponding payment payable by the other party on the same date accompanied by irrevocable payment instructions to the same effect or (ii) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow. The party that elects to have payments made in escrow shall pay all costs of the escrow arrangements.

(r) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing, and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(s) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(t) Form of ISDA Master Agreement. Party A and Party B hereby agree that the text of the body of the ISDA Master Agreement is intended to be the printed form of the ISDA Master Agreement (Multicurrency - Crossborder) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc.

(u) Payment Instructions. Party A hereby agrees that, unless notified in writing by Party B of other payment instructions, any and all amounts payable by Party A to Party B under this Agreement shall be paid to the account specified in Item 4 of this Confirmation, below.

(v)     Additional representations.

        Party A represents to Party B on the date on which Party A enters into this Agreement that it is entering into the Agreement and the Transaction as principal and not as agent of any person. Party B represents to Party A on the date on which Party B enters into this Agreement that it is entering into the Agreement and the Transaction not individually but solely in its capacity as Supplemental Interest Trustee.

(w)     Acknowledgements.

        (i) Substantial financial transactions. Each party hereto is hereby advised and acknowledges as of the date hereof that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and


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                in the [Pooling and Servicing Agreement] [Indenture] relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

        (ii) Bankruptcy Code. Subject to Part 5(m), without limiting the applicability if any, of any other provision of the U.S. Bankruptcy Code as amended (the "Bankruptcy Code") (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof), the parties acknowledge and agree that all Transactions entered into hereunder will constitute "forward contracts" or "swap agreements" as defined in Section 101 of the Bankruptcy Code or "commodity contracts" as defined in Section 761 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, pledge, or similar agreement related hereto will constitute a "margin payment" as defined in Section 101 of the Bankruptcy Code, and that the parties are entities entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

(x)     Additional Definitions.

        Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pooling and Servicing Agreement. In addition, as used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

                "Approved Ratings Threshold" means each of the S&P Approved Ratings Threshold, the Moody's First Trigger Ratings Threshold and the Fitch First Trigger Ratings Threshold.

                "Approved Replacement" means, with respect to a Market Quotation, an entity making such Market Quotation, which entity would satisfy conditions (a), (b), (c) and (d) of the definition of Permitted Transfer (as determined by Party B in its sole discretion, acting in a commercially reasonable manner) if such entity were a Transferee, as defined in the definition of Permitted Transfer.

                "Derivative Provider Trigger Event" means (i) an Event of Default with respect to which Party A is a Defaulting Party,
                (ii) a Termination Event with respect to which Party A is the sole Affected Party or (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.

                "Eligible Guarantee" means an unconditional and irrevocable guarantee of all present and future obligations (for the avoidance of doubt, not limited to payment obligations) of Party A or an Eligible Replacement to Party B under this Agreement that is provided by an Eligible Guarantor as principal debtor rather than surety and that is directly enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition (other than with respect to Moody's), and either (A) a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to Tax collected by withholding or (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to Tax collected by withholding, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such withholding been required.

                "Eligible Guarantor" means an entity that (A) has credit ratings from S&P and Fitch at least equal to the Approved Ratings Threshold and (B) has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the Moody's First Trigger Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue.

                "Eligible Replacement" means an entity (A) (i) (a) that has credit ratings from S&P and Fitch at least equal to the Approved Ratings Threshold, and (b) has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold, provided, for the avoidance of doubt, that an Eligible


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                                Page 20 of 45


                Replacement with credit ratings below the Moody's First Trigger Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue, or (ii) the present and future obligations (for the avoidance of doubt, not limited to payment obligations) of which entity to Party B under this Agreement are guaranteed pursuant to an Eligible Guarantee provided by an Eligible Guarantor and (B) that has executed an Item 1115 Agreement with Depositor.

                "Estimated Swap Termination Payment" means, with respect to an Early Termination Date, an amount determined by Party A in good faith and in a commercially reasonable manner as the maximum payment that could be owed by Party B to Party A in respect of such Early Termination Date pursuant to Section 6(e) of the ISDA Master Agreement, taking into account then current market conditions.

                "Firm Offer" means (A) with respect to an Eligible Replacement, a quotation from such Eligible Replacement (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement between Party B and such Eligible Replacement to replace Party A as the counterparty to this Agreement by way of novation or, if such novation is not possible, an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction (assuming that all Transactions hereunder become Terminated Transactions), and (ii) that constitutes an offer by such Eligible Replacement to replace Party A as the counterparty to this Agreement or enter a Replacement Transaction that will become legally binding upon such Eligible Replacement upon acceptance by Party B, and (B) with respect to an Eligible Guarantor, an offer by such Eligible Guarantor to provide an Eligible Guarantee that will become legally binding upon such Eligible Guarantor upon acceptance by the offeree.

                "Fitch" means Fitch Ratings Ltd., or any successor thereto.

                "Fitch First Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of "A" and a short-term unsecured and unsubordinated debt rating from Fitch of "F1".

                "Fitch Second Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of "BBB-".

                "Moody's" means Moody's Investors Service, Inc., or any successor thereto.

                "Moody's First Trigger Ratings Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's First Trigger Ratings Threshold.

                "Moody's First Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A2" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-1", or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A1".

                "Moody's Second Trigger Ratings Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

                "Moody's Second Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-2", or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3".

                "Permitted Transfer" means a transfer by novation by Party A pursuant to Section 6(b)(ii), Part 5(f), the Item 1115 Agreement, or the second sentence of Section 7 (as amended herein) to a transferee (the "Transferee") of all, but not less than all, of Party A's rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied: (a) the Transferee is an Eligible Replacement; (b) Party A and the Transferee are both "dealers in notional principal contracts" within the meaning of Treasury regulations section 1.1001-4;
                (c) as of the date of such transfer the Transferee would not be required to withhold or deduct on account of Tax from any payments under this Agreement or would be required to gross up for such Tax under Section 2(d)(i)(4); (d) an Event of Default or Termination Event would not occur as a result of such transfer; (e) pursuant to a written instrument (the "Transfer Agreement"), the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transaction; (f) Party B shall have determined, in its sole discretion, acting in a commercially reasonable manner, that such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of Party A's rights and obligations under the Agreement and all relevant Transactions; (g) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (h) either (A) Moody's has been given prior written notice of such transfer and the Rating Agency Condition is satisfied with respect to S&P and Fitch or (B) each Swap Rating Agency has been given prior written notice of such transfer and such transfer is in connection with the assignment and assumption of this Agreement without modification of its terms, other than party names, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a)(i) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Part 5(b)(iv) or Part 5(v), notice information and account details; and (i) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

                "Pooling and Servicing Agreement" dated as of January 1, 2007 among IndyMac Bank, F.S.B. (as seller and servicer), IndyMac MBS, Inc. (as Depositor), and Deutsche Bank National Trust Company (as Trustee and Supplemental Interest Trustee), under which the issuing entity was formed.

                "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder and each Swap Rating Agency specified in connection with such proposed act or omission, that the party acting or failing to act must consult with each of the specified Swap Rating Agencies and receive from each such Swap Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates or Notes.

                "Relevant Entity" means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

                "Replacement Transaction" means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, and (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance, and credit support documentation, save for the exclusion of provisions relating to Transactions that are not Terminated Transaction, as determined by Party B in its sole discretion, acting in a commercially reasonable manner.

                "Required Ratings Downgrade Event" means that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold.

                "Required Ratings Threshold" means each of the S&P Required Ratings Threshold, the Moody's Second Trigger Ratings Threshold and the Fitch Second Trigger Ratings Threshold.

                "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

                "S&P Approved Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a short-term unsecured and unsubordinated debt rating from S&P of "A-1", or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating from S&P of "A+".

                "S&P Required Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating or counterparty rating from S&P of "BBB+".

                "Swap Rating Agencies" means, with respect to any date of determination, each of S&P, Moody's and Fitch, but only to the extent that each such rating agency is then providing a rating for any of the Certificates or any notes backed by the Certificates (the "Notes").


              [Remainder of this page intentionally left blank.]

The time of dealing will be confirmed by Party A upon written request. Barclays is regulated by the Financial Services Authority. Barclays is acting for its own account in respect of this Transaction.

Please confirm that the foregoing correctly sets forth all the terms and conditions of our agreement with respect to the Transaction by responding within three (3) Business Days by promptly signing in the space provided below and both (i) faxing the signed copy to Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operations, Fax +(44) 20-7773-6810/6857, Tel +(44) 20-7773-6901/6904/6965, and
(ii) mailing the signed copy to Barclays Bank PLC, 5 The North Colonnade, Canary Wharf, London E14 4BB, Attention of Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operation. Your failure to respond within such period shall not affect the validity or enforceability of the Transaction against you. This facsimile shall be the only documentation in respect of the Transaction and accordingly no hard copy versions of this Confirmation for this Transaction shall be provided unless Party B requests such a copy.

-----------------------------------------------------------------------------
For and on behalf of                          For and on behalf of
BARCLAYS BANK PLC                             GOLDMAN, SACHS & CO.
-----------------------------------------------------------------------------

/s/ Shain Kaimanowitz                        /s/ Marc Flamino
Name: Shain Kaimanowitz                      Name: Marc Flamino
Title: Authorized Signatory                  Title:  Managing Director
Date:                                        Date:

-----------------------------------------------------------------------------

                                             For and on behalf of

                                             SUPPLEMENTAL INTEREST TRUST,
                                                 INDYMAC INDX MORTGAGE LOAN
                                                 TRUST 2007-FLX1



                                             BY: DEUTSCHE BANK NATIONAL TRUST
                                                COMPANY, not in its individual
                                                capacity but solely as
                                                Supplemental Interest Trustee


                                             /s/ Jennifer Hermansader

                                             Name:   Jennifer Hermansader

                                             Title:  Associate

                                             Date:




Barclays Bank PLC and its Affiliates, including Barclays Capital Inc., may share with each other information, including non-public credit information, concerning its clients and prospective clients. If you do not want such information to be shared, you must write to the Director of Compliance, Barclays Bank PLC, 200 Park Avenue, New York, NY 10166.

                                  SCHEDULE I

   (all such dates subject to No Adjustment with respect to Fixed Rate Payer
    Period End Dates and adjustment in accordance with the Following Business Day Convention with respect to Floating Rate Payer Period End Dates)

   From and including          To but excluding           Notional Amount (USD)
       2/25/2007                  3/25/2007                        1,537,571.34
       3/25/2007                  4/25/2007                        1,481,321.79
       4/25/2007                  5/25/2007                        1,427,130.48
       5/25/2007                  6/25/2007                        1,374,921.70
       6/25/2007                  7/25/2007                        1,324,622.55
       7/25/2007                  8/25/2007                        1,276,162.84
       8/25/2007                  9/25/2007                        1,229,474.93
       9/25/2007                  10/25/2007                       1,184,493.73
       10/25/2007                 11/25/2007                       1,141,156.51
       11/25/2007                 12/25/2007                       1,099,402.88
       12/25/2007                 1/25/2007                        1,059,174.67
       1/25/2008                  2/25/2008                        1,020,415.86
       2/25/2008                  3/25/2008                          983,072.51
       3/25/2008                  4/25/2008                          947,092.64
       4/25/2008                  5/25/2008                          912,426.22
       5/25/2008                  6/25/2008                          879,025.04
       6/25/2008                  7/25/2008                          846,842.68
       7/25/2008                  8/25/2008                          815,834.44
       8/25/2008                  9/25/2008                          785,957.24
       9/25/2008                 10/25/2008                          757,169.62
      10/25/2008                 11/25/2008                          729,431.63
      11/25/2008                 12/25/2008                          702,704.80
      12/25/2008                  1/25/2009                          676,952.06
       1/25/2009                  2/25/2009                          652,137.72
       2/25/2009                  3/25/2009                          628,227.42
       3/25/2009                  4/25/2009                          605,188.03
       4/25/2009                  5/25/2009                          582,987.66
       5/25/2009                  6/25/2009                          561,595.59
       6/25/2009                  7/25/2009                          540,981.28
       7/25/2009                  8/25/2009                          521,117.24
       8/25/2009                  9/25/2009                          501,976.04
       9/25/2009                 10/25/2009                          483,531.21
      10/25/2009                 11/25/2009                          465,757.29
      11/25/2009                 12/25/2009                          448,618.36
      12/25/2009                  1/25/2010                          432,093.51
       1/25/2010                  2/25/2010                          416,166.75
       2/25/2010                  3/25/2010                          400,805.07
       3/25/2010                  4/25/2010                          386,002.92
       4/25/2010                  5/25/2010                          371,739.78
       5/25/2010                  6/25/2010                          357,883.70
       6/25/2010                  7/25/2010                          344,518.26
       7/25/2010                  8/25/2010                          331,553.66
       8/25/2010                  9/25/2010                          319,068.15

       9/25/2010                 10/25/2010                          307,043.72
      10/25/2010                 11/25/2010                          295,463.48
      11/25/2010                 12/25/2010                          284,290.34
      12/25/2010                  1/25/2011                          273,529.49
       1/25/2011                  2/25/2022                          263,126.14
       2/25/2022                  3/25/2011                          253,108.90
       3/25/2011                  4/25/2011                          243,441.25
       4/25/2011                  5/25/2011                          234,133.03
       5/25/2011                  6/25/2011                          225,169.22
       6/25/2011                  7/25/2011                          216,538.64
       7/25/2011                  8/25/2011                          208,228.83
       8/25/2011                  9/25/2011                          200,227.83
       9/25/2011                 10/25/2011                          192,523.88
      10/25/2011                 11/25/2011                          185,106.15
      11/25/2011                 12/25/2011                          177,897.20
      12/25/2011                  1/25/2012                          170,901.23

                                    Annex A

                   Paragraph 13 of the Credit Support Annex

                                    ISDA(R)
                             CREDIT SUPPORT ANNEX
                            to the Schedule to the
                             ISDA Master Agreement
                     dated as of January 30, 2007 between
     Barclays Bank PLC (hereinafter referred to as "Party A" or "Pledgor")
                                      and
                             Goldman, Sachs & Co.
          (hereinafter referred to as "Party B" or "Secured Party").

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to Party A and, to the extent provided in the Schedule, Party B..

Paragraph 13.  Elections and Variables.

Security Interest for "Obligations". The term "Obligations" as used in this Annex includes the following additional obligations:

         With respect to Party A: not applicable.

         With respect to Party B: not applicable.

Credit Support Obligations.

         Delivery Amount, Return Amount and Credit Support Amount.

                  "Delivery Amount" has the meaning specified in Paragraph
                           3(a) as amended (I) by deleting the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" and inserting in lieu thereof the words "not later than the close of business on each Valuation Date" and (II) by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party." and inserting in lieu thereof the following:

                           The "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the greatest of

                           (1) the amount by which (a) the S&P Credit Support Amount for such Valuation Date exceeds (b) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

                           (2) the amount by which (a) the Fitch Credit Support Amount for such Valuation Date exceeds (b) the Fitch Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

                           (3) the amount by which (a) the Moody's First Trigger Credit Support Amount for such Valuation Date exceeds (b) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party, and

                           (4) the amount by which (a) the Moody's Second Trigger Credit Support Amount for such Valuation Date exceeds (b) the Moody's Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party.

                   "Return Amount" has the meaning specified in Paragraph 3(b)
                           as amended by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Credit Support Amount." and inserting in lieu thereof the following:

                           The "Return Amount" applicable to the Secured Party for any Valuation Date will equal the least of

                           (1) the amount by which (a) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date,

                           (2) the amount by which (a) the Fitch Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Fitch Credit Support Amount for such Valuation Date,

                           (3) the amount by which (a) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's First Trigger Credit Support Amount for such Valuation Date, and

                           (4) the amount by which (a) the Moody's Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's Second Trigger Credit Support Amount for such Valuation Date.

                   "Credit Support Amount" shall not apply. For purposes of
                           calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P Credit Support Amount, the Fitch Credit Support Amount, the Moody's First Trigger Credit Support Amount, or the Moody's Second Trigger Credit Support Amount, in each case for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

         Eligible Collateral.

                  On any date, the following items will qualify as "Eligible Collateral" (for the avoidance of doubt, all Eligible Collateral to be denominated in USD):

                                                                                        Moody's          Moody's
                                                         S&P            Fitch        First Trigger   Second Trigger
                                                      Valuation       Valuation       Valuation        Valuation
                     Collateral                       Percentage     Percentage       Percentage       Percentage
                     -----------                      ----------     ----------       ----------       ----------
               Cash                                      100%           100%             100%             100%

               Fixed-rate negotiable debt
                     obligations issued by the
                     U.S. Treasury Department           98.9%          97.5%             100%             100%
                     having a remaining maturity
                     on such date of not more than
                     one year

               Fixed-rate negotiable debt
                     obligations issued by the
                     U.S. Treasury Department
                     having a remaining maturity        92.5.0%        86.3%            100%              94%
                     on such date of more than one
                     year but not more than ten
                     years

               Fixed-rate negotiable debt
                     obligations issued by the
                     U.S. Treasury Department           88.6%           79.0%            100%              88%
                     having a remaining maturity
                     on such date of more than ten
                     years

               Notwithstanding the Valuation Percentages set forth in the preceding table, upon the first Transfer of Eligible Collateral under this Annex, the Pledgor may, at the Pledgor's expense, agree the Valuation Percentages in relation to (B) through (D) above with the relevant rating agency (to the extent such rating agency is providing a rating for the Certificates), and upon such agreement (as evidenced in writing), such Valuation Percentages shall supersede those set forth in the preceding table.

         Other Eligible Support.

                  The following items will qualify as "Other Eligible Support"
                       for the party specified:

                  Not Applicable.

         Threshold.

                  "Independent Amount" means zero with respect to Party A and
                       Party B.

                  "Threshold" means, with respect to Party A and any Valuation
                       Date, zero if (i) a Collateral Event has occurred and has been continuing (x) for at least 30 days or
                       (y) since this Annex was executed, or (ii) a Required Ratings Downgrade Event has occurred and is continuing; otherwise, infinity.

                           "Threshold" means, with respect to Party B and any
                                Valuation Date, infinity.

                  "Minimum Transfer Amount" means USD 100,000 with respect to
                           Party A and Party B; provided, however, that if the aggregate Certificate Principal Balance of Certificates rated by S&P is at the time of any transfer less than USD 50,000,000, "Minimum Transfer Amount" means USD 50,000; provided further, with respect to the Secured Party at any time when the Secured Party is a Defaulting Party, "Minimum Transfer Amount" means zero.

                  Rounding: The Delivery Amount will be rounded up to the
                           nearest integral multiple of USD 10,000. The Return Amount will be rounded down to the nearest integral multiple of USD 10,000; provided, that if the Return Amount is equal to all Posted Credit Support held by the Secured Party, the Return Amount will not be rounded.

Valuation and Timing.

         "Valuation Agent" means Party A; provided, however, that if an Event of Default shall have occurred with respect to which Party A is the Defaulting Party, Party B shall have the right to designate as Valuation Agent an independent party, reasonably acceptable to Party A, the cost for which shall be borne by Party A. All calculations by the Valuation Agent must be made in accordance with standard market practice, including, in the event of a dispute as to the Value of any Eligible Credit Support or Posted Credit Support, by making reference to quotations received by the Valuation Agent from one or more Pricing Sources.

         "Valuation Date" means each Local Business Day.

         "Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the applicable Valuation Date (or in the case of Paragraph 6(d), the Local Business Day following the day on which such relevant calculations are performed)."

         "Notification Time" means 11:00 a.m., New York time, on a Local
                  Business Day.

         External Verification. Notwithstanding anything to the contrary in the definitions of Valuation Agent or Valuation Date, at any time at which neither Party A nor, to the extent applicable, its Credit Support Provider has a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall (A) calculate the Secured Party's Exposure and the S&P Value of Posted Credit Suppport on each Valuation Date based on internal marks and (B) verify such calculations with external marks monthly by obtaining on the last Local Business Day of each calendar month two external marks for each Transaction to which this Annex relates and for all Posted Credit Suport; such verification of the Secured Party's Exposure shall be based on the higher of the two external marks. Each external mark in respect of a Transaction shall be obtained from an independent Reference Market-maker that would be eligible and willing to enter into such Transaction in the absence of the current derivative provider, provided that an external mark may not be obtained from the same Reference Market-maker more than four times in any 12-month period. The Valuation Agent shall obtain these external marks directly or through an independent third party, in either case at no cost to Party
                  B. The Valuation Agent shall calculate on each Valuation Date (for purposes of this paragraph, the last Local Business Day in each calendar month referred to above shall be considered a Valuation Date) the Secured Party's Exposure based on the greater of the Valuation Agent's internal marks and the external marks received. If the S&P Value on any such Valuation Date of all Posted Credit Support then held by the Secured Party is less than the S&P Credit Support Amount on such Valuation Date (in each case as determined pursuant to this paragraph), Party A shall, within three Local Business Days of such

                  Valuation Date, Transfer to the Secured Party Eligible Credit Support having an S&P Value as of the date of Transfer at least equal to such deficiency.

         Notice to S&P. At any time at which neither Party A nor, to the extent applicable, its Credit Support Provider has a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall provide to S&P not later than the Notification Time on the Local Business Day following each Valuation Date its calculations of the Secured Party's Exposure and the S&P Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date. The Valuation Agent shall also provide to S&P any external marks received pursuant to the preceding paragraph.

Conditions Precedent and Secured Party's Rights and Remedies. The following
         Termination Events will be a "Specified Condition" for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party): With respect to Party A: any Additional Termination Event with respect to which Party A is the sole Affected Party. With respect to Party B: None.

Substitution.

         "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

         Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

Dispute Resolution.

         "Resolution Time" means 1:00 p.m. New York time on the Local Business
                  Day following the date on which the notice of the dispute is given under Paragraph 5.

         Value. Notwithstanding anything to the contrary in Paragraph 12, for the purpose of Paragraphs 5(i)(C) and 5(ii), the S&P Value, Fitch Value, Moody's First Trigger Value, and Moody's Second Trigger Value, on any date, of Eligible Collateral will be calculated as follows:

                  For Eligible Collateral comprised of Cash, the amount of such Cash.

                  For Eligible Collateral comprising securities, the sum of
                  (A) the product of (1)(x) the bid price at the Valuation Time for such securities on the principal national securities exchange on which such securities are listed, or
                  (y) if such securities are not listed on a national securities exchange, the bid price for such securities quoted at the Valuation Time by any principal market maker for such securities selected by the Valuation Agent, or (z) if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation Time for the day next preceding such date on which such prices were available and (2) the applicable Valuation Percentage for such Eligible Collateral, and (B) the accrued interest on such securities (except to the extent Transferred to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in the immediately preceding clause (A)) as of such date.

         Alternative. The provisions of Paragraph 5 will apply.

Holding and Using Posted Collateral.

         Eligibility to Hold Posted Collateral; Custodians.

                  Party B is not and will not be entitled to hold Posted Collateral. Party B's Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

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                           The Custodian for Party B shall be the same banking
                               institution that acts as Trustee for the Certificates.

                           The Custodian for Party B shall have a short-term
                               unsecured and unsubordinated debt rating from S&P of at least "A-1."

                  Initially, the Custodian for Party B is: to be provided in writing by Party B.

         Use of Posted Collateral. The provisions of Paragraph 6(c)(i) will not apply to Party B, but the provisions of Paragraph 6(c)(ii) will apply to Party B.

Distributions and Interest Amount.

         Interest Rate. The "Interest Rate" will be the actual interest rate earned on Posted Collateral in the form of Cash that is held by Party B or its Custodian. Posted Collateral in the form of Cash shall be invested in such overnight (or redeemable within two Local Business Days of demand) Permitted Investments rated at least (x) AAAm or AAAm-G by S&P and (y) Prime-1 by Moody's or Aaa by Moody's, as directed by Party A (unless (x) an Event of Default or an Additional Termination Event has occurred with respect to which Party A is the defaulting or sole Affected Party or (y) an Early Termination Date has been designated, in which case such investment shall be held uninvested). Gains and losses incurred in respect of any investment of Posted Collateral in the form of Cash in Permitted Investments as directed by Party A shall be for the account of Party A.

         Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b); provided, however, that the obligation of Party B to Transfer any Interest Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.

         Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

Additional Representation(s). There are no additional representations by either party.

Other Eligible Support and Other Posted Support.

         "Value" with respect to Other Eligible Support and Other Posted
                  Support means: not applicable.

         "Transfer" with respect to Other Eligible Support and Other Posted
                  Support means: not applicable.

Demands and Notices.All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, except that any demand, specification or notice shall be given to or made at the following addresses, or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

         If to Party A:

                  5 The North Colonnade
                  Canary Wharf
                  London  E14 4BB, England
                  Attention:        Swaps Documentation
                  Facsimile No.:    0207-773-6857/6858
                  Telephone No.:    0207-773-6915/6904

                  with a copy to:

                  General Counsel's Office
                  200 Park Avenue
                  New York, NY  10166

                  Notices to Party A shall not be deemed effective unless delivered to the London address set forth above.

         If to Party B:

         Address for notices or communications to Party B:
                  Address: 1761 East St. Andrew Place
                  Santa Ana, CA 92705
                  Attention:        Trust Administration - IN07F1
                  Facsimile:        714-656-2626
                  Phone:            714-247-6000



Address for Transfers. Each Transfer hereunder shall be made to the address specified below or to an address specified in writing from time to time by the party to which such Transfer will be made.

         Party A account details:   Correspondent: BARCLAYS BANK PLC NEW YORK
                                    FEED: 026002574
                                    Beneficiary:  BARCLAYS SWAPS
                                    Beneficiary Account: 050-01922-8


         Party B account details: As provided in writing from time to time.

Other Provisions.

         Collateral Account. Party B shall open and maintain a segregated account, which shall be an Eligible Account, and hold, record and identify all Posted Collateral in such segregated account.

         Agreement as to Single Secured Party and Single Pledgor. Party A and
                  Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

         Calculation of Value. Paragraph 4(c) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Fitch Value, Moody's First Trigger Value, Moody's Second Trigger Value". Paragraph 4(d)(ii) is hereby amended by (A) deleting the words "a Value" and inserting in lieu thereof "an S&P Value, Fitch Value, Moody's First Trigger Value, and Moody's Second Trigger Value" and (B) deleting the words "the Value" and inserting in lieu thereof "S&P Value, Fitch Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5 (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Fitch Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Paragraph 5(i) (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Fitch Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5(i)(C) is hereby amended by deleting the word "the Value, if" and inserting in lieu thereof "any one or more of the S&P Value, Fitch Value, Moody's First Trigger Value, or Moody's Second Trigger Value, as may be". Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words "the Value" and inserting in lieu thereof "any one or more of the

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                  S&P Value, Fitch Value, Moody's First Trigger Value, or
                  Moody's Second Trigger Value" and (2) deleting the second instance of the words "the Value" and inserting in lieu thereof "such disputed S&P Value, Fitch Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word "Value" and inserting in lieu thereof
                  "least of the S&P Value, Fitch Value, Moody's First Trigger Value, and Moody's Second Trigger Value".

         Form of Annex. Party A and Party B hereby agree that the text of Paragraphs 1 through 12, inclusive, of this Annex is intended to be the printed form of ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc.

         Events of Default. Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex. Notwithstanding anything to the contrary in Paragraph 7, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall only be an Event of Default if (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

         Expenses. Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

         Withholding. Paragraph 6(d)(ii) is hereby amended by inserting immediately after "the Interest Amount" in the fourth line thereof the words "less any applicable withholding taxes."

         Additional Definitions.  As used in this Annex:

                  "Collateral Event" means that no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold.

                  "Exposure" has the meaning specified in Paragraph 12, except that after the word "Agreement" the words "(assuming, for this purpose only, that Part 1(f) of the Schedule is deleted)" shall be inserted.

                  "Fitch Credit Support Amount" means, for any Valuation Date, the excess, if any, of

                  (I)      (A)      for any Valuation Date on which a
                                    Fitch Rating Threshold Event has occurred and been continuing for at least 30 days, an amount equal to the sum of (1) 100.0% of the Secured Party's Exposure for such Valuation Date and (2) the product of (i) the Fitch Volatility Cushion for the Transaction to which this Annex relates
                                    (ii) the Notional Amount of such
                                    Transaction for the Calculation Period
                                    which includes such Valuation Date and
                                    (iii) 250, or

                           (B) for any other Valuation Date, zero, over

                  (II) the Threshold for Party A for such Valuation Date.

                  "Fitch Rating Threshold Event" means, on any date, no Relevant Entity has credit ratings from Fitch at least equal to the Fitch First Trigger Ratings Threshold.

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                  "Fitch Value" means, on any date and with respect to any
                  Eligible Collateral other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible Collateral and (B) the Fitch Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

                  "Fitch Volatility Cushion" means, for any Transaction, the related percentage set forth in the following table.

                  ---------------------------- -----------------------------------------------------------------------

                  The higher of the Fitch                   Remaining Weighted Average Maturity
                  credit rating of (i) Party                               (years)
                  A and (ii) the Credit
                  Support Provider of Party A,
                  if applicable
                  ---------------------------- -------- -------- -------- -------- -------- -------- -------- --------
                                                  1        2        3        4        5        6        7        8
                  ---------------------------- -------- -------- -------- -------- -------- -------- -------- --------
                  At least "AA-"                0.8%     1.7%     2.5%     3.3%     4.0%     4.7%     5.3%     5.9%
                  ---------------------------- -------- -------- -------- -------- -------- -------- -------- --------
                  "A+/A"                        0.6%     1.2%     1.8%     2.3%     2.8%     3.3%     3.8%     4.2%
                  ---------------------------- -------- -------- -------- -------- -------- -------- -------- --------
                  "A-/BBB+" or lower            0.5%     1.0%     1.6%     2.0%     2.5%     2.9%     3.3%     3.6%
                  ---------------------------- -------- -------- -------- -------- -------- -------- -------- --------

                  The higher of the Fitch                      Remaining Weighted Average Maturity
                  credit rating of (i) Party                                  (years)
                  A and (ii) the Credit
                  Support Provider of Party A,
                  if applicable
                  ---------------------------- -----------------------------------------------------------------------
                                                  9       10       11       12       13       14     Greater than or
                                                                                                       equal to 15
                  ---------------------------- -------- -------- -------- -------- -------- -------- -----------------
                  At least "AA-"                6.5%     7.0%     7.5%     8.0%     8.5%     9.0%          9.5%
                  ---------------------------- -------- -------- -------- -------- -------- -------- -----------------
                  "A+/A"                        4.6%     5.0%     5.3%     5.7%     6.0%     6.4%          6.7%
                  ---------------------------- -------- -------- -------- -------- -------- -------- -----------------
                  "A-/BBB+" or lower            4.0%     4.3%     4.7%     5.0%     5.3%     5.6%          5.9%
                  ---------------------------- -------- -------- -------- -------- -------- -------- -----------------

                  "Local Business Day" means, for purposes of this Annex: any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London, New York and the location of Party A, Party B and any Custodian, and (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

                  "Moody's First Trigger Additional Collateralized Amount" means, with respect to any Transaction and any Valuation Date, the product of (i) the applicable Moody's First Trigger Factor set forth in Table 1, (ii) the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date and (iii) 250.

                  "Moody's First Trigger Ratings Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's First Trigger Ratings Threshold.

                  "Moody's First Trigger Credit Support Amount" means, for any Valuation Date, the excess, if any, of

                  (I)      (A)      for any Valuation  Date on which (I) a
                                    Moody's First Trigger Ratings Event has occurred and has been continuing (x) for at least 30 Local Business Days or (y) since this Annex was executed and (II) it is not the case that a Moody's Second
                                    Trigger Ratings Event has occurred and been continuing for at least 30 Local Business
                                    Days, an amount equal to the greater of
                                    (a) zero and (b) the sum of (i) the Secured
                                    Party's Exposure for such Valuation Date and (ii) the aggregate of Moody's First
                                    Trigger Additional Collateralized Amounts for all Transactions; or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A for such Valuation Date.

                  "Moody's First Trigger Value" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's First Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

                  "Moody's Second Trigger Additional Collateralized Amount" means, with respect to any Transaction and any Valuation Date, (A) if such Transaction is not a Transaction-Specific Hedge, the product of (i) the applicable Moody's Second Trigger Factor set forth in Table 2, (ii) the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date, and (iii) 250 and (B) if such Transaction is a Transaction-Specific Hedge, the product of
                  (a) the applicable Moody's Second Trigger Factor set forth in Table 3, (b) the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date, and (c) 250.

                  "Moody's Second Trigger Ratings Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

                  "Moody's Second Trigger Credit Support Amount" means, for any Valuation Date, the excess, if any, of

                  (I)      (A)      for any Valuation Date on which it is
                                    the case that a Moody's Second Trigger
                                    Ratings Event has occurred and been
                                    continuing for at least 30 Local Business
                                    Days, an amount equal to the greatest of
                                    (a) zero, (b) the aggregate amount of the Next Payments for all Next Payment Dates, and (c) the sum of (x) the Secured Party's
                                    Exposure for such Valuation Date and (y) the aggregate of Moody's Second Trigger
                                    Additional Collateralized Amounts for all
                                    Transactions; or

                           (B)      for any other Valuation Date, zero, over

                  (II) the Threshold for Party A for such Valuation Date.

                  "Moody's Second Trigger Value" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's Second Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

                  "Next Payment" means, in respect of the Next Payment Date, the greater of (i) the amount of any payments due to be made by Party A under Section 2(a) on such Next Payment Date less any payments due to be made by Party B under Section 2(a) on such Next Payment Date (in each case, after giving effect to any applicable netting under Section 2(c)) and (ii) zero.

                  "Next Payment Date" means the date on which the next scheduled payment under any Transaction is due to be paid.

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                  "S&P Credit Support Amount" means, for any Valuation Date, the excess, if any, of

                  (I)      (A)      for any Valuation Date on which (i) no
                                    Relevant Entity has credit ratings from
                                    S&P at least equal to the S&P Required
                                    Ratings Threshold or (ii) an S&P Rating
                                    Threshold Event has occurred and been
                                    continuing for at least 30 days, an
                                    amount equal to the sum of (1) 100.0% of the Secured Party's Exposure for such Valuation Date and (2) the sum, for each Transaction to which this Annex relates, of the product of (x) the S&P Volatility
                                    Buffer for such Transaction, (y) the
                                    Notional Amount of such Transaction for
                                    the Calculation Period of such Transaction
                                    (each as defined in the related
                                    Confirmation) which includes such
                                    Valuation Date, and (z) 250, or

                           (B)      for any other Valuation Date, zero, over

                  (II) the Threshold for Party A for such Valuation Date.

                  "S&P Rating Threshold Event" means, on any date, no Relevant Entity has credit ratings from S&P at least equal to the S&P Approved Ratings Threshold.

                  "S&P Value" means, on any date and with respect to any Eligible Collateral other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible Collateral and (B) the S&P Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

                  "S&P Volatility Buffer" means, for any Transaction, the related percentage set forth in the following table.

                  ---------------------------- -------------- --------------- --------------- ---------------

                  The higher of  the S&P         Remaining      Remaining       Remaining       Remaining
                  credit rating of (i) Party     Weighted        Weighted        Weighted        Weighted
                  A and (ii) the Credit           Average        Average         Average         Average
                  Support Provider of            Maturity        Maturity        Maturity        Maturity
                  Party A, if applicable       up to 3 years  up to 5 years   up to 10 years  up to 30 years
                  ---------------------------- -------------- --------------- --------------- ---------------
                  At least "A-2"                   2.75%          3.25%           4.00%           4.75%
                  ---------------------------- -------------- --------------- --------------- ---------------
                  "A-3"                            3.25%          4.00%           5.00%           6.25%
                  ---------------------------- -------------- --------------- --------------- ---------------
                  "BB+" or lower                   3.50%          4.50%           6.75%           7.50%
                  ---------------------------- -------------- --------------- --------------- ---------------


                  "Transaction-Specific Hedge" means any Transaction that is
                  (i) an interest rate swap in respect of which (x) the notional amount of the interest rate swap is "balance guaranteed" or (y) the notional amount of the interest rate swap for any Calculation Period (as defined in the related Confirmation) otherwise is not a specific dollar amount that is fixed at the inception of the Transaction, (ii) an interest rate cap, (iii) an interest rate floor or (iv) an interest rate swaption.

                  "Valuation Percentage" shall mean, for purposes of determining the S&P Value, Fitch Value, Moody's First Trigger Value, or Moody's Second Trigger Value with respect to any Eligible Collateral or Posted Collateral, the applicable S&P Valuation Percentage, Fitch Valuation Percentage, Moody's First Trigger Valuation Percentage, or Moody's Second Trigger Valuation Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

                  "Value" shall mean, in respect of any date, the related S&P Value, Fitch Value, the related Moody's First Trigger Value, and the related Moody's Second Trigger Value.

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
                                 [Remainder of this page intentionally left blank]



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                                    Table 1

------------------------------------------ ---------------------------------- ----------------------------------
                Remaining                        Moody's First Trigger
          Weighted Average Life             Factor--Single Currency Interest
            of Hedge in Years                         Rate Hedges
------------------------------------------ ---------------------------------- ----------------------------------
         Equal to or less than 1                         0.15%
------------------------------------------ ---------------------------------- ----------------------------------
Greater  than 1 but less than or equal to
2                                                        0.30%
------------------------------------------ ---------------------------------- ----------------------------------
Greater than 2 but less than or equal to                0.40%
3
------------------------------------------ ---------------------------------- ----------------------------------
Greater than 3 but less than or equal to
4                                                        0.60%
------------------------------------------ ---------------------------------- ----------------------------------
Greater than 4 but less than or equal to
5                                                        0.70%
------------------------------------------ ---------------------------------- ----------------------------------
Greater than 5 but less than or equal to
6                                                        0.80%
------------------------------------------ ---------------------------------- ----------------------------------
Greater than 6 but less than or equal to
7                                                        1.00%
------------------------------------------ ---------------------------------- ----------------------------------
Greater than 7 but less than or equal to
8                                                        1.10%
------------------------------------------ ---------------------------------- ----------------------------------
Greater than 8 but less than or equal to
9                                                        1.20%
------------------------------------------ ---------------------------------- ----------------------------------
Greater than 9 but less than or equal to
10                                                       1.30%
------------------------------------------ ---------------------------------- ----------------------------------
Greater than 10 but less than or equal
to 11                                                    1.40%
------------------------------------------ ---------------------------------- ----------------------------------
Greater than 11 but less than or equal
to 12                                                    1.50%
------------------------------------------ ---------------------------------- ----------------------------------
Greater than 12 but less than or equal
to 13                                                    1.60%
------------------------------------------ ---------------------------------- ----------------------------------
Greater than 13 but less than or equal
to 14                                                    1.70%
------------------------------------------ ---------------------------------- ----------------------------------
Greater than 14 but less than or equal
to 15                                                    1.80%
------------------------------------------ ---------------------------------- ----------------------------------
Greater than 15 but less than or equal
to 16                                                    1.90%
------------------------------------------ ---------------------------------- ----------------------------------



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------------------------------------------ ---------------------------------- ----------------------------------
Greater than 16 but less than or equal
to 17                                                    2.00%
------------------------------------------ ---------------------------------- ----------------------------------
Greater than 17 but less than or equal
to 18                                                    2.00%
------------------------------------------ ---------------------------------- ----------------------------------
Greater than 18 but less than or equal
to 19                                                    2.00%
------------------------------------------ ---------------------------------- ----------------------------------
Greater than 19 but less than or equal
to 20                                                    2.00%
------------------------------------------ ---------------------------------- ----------------------------------
Greater than 20 but less than or equal
to 21                                                    2.00%
------------------------------------------ ---------------------------------- ----------------------------------
Greater than 21 but less than or equal
to 22                                                    2.00%
------------------------------------------ ---------------------------------- ----------------------------------
Greater than 22 but less than or equal
to 23                                                    2.00%
------------------------------------------ ---------------------------------- ----------------------------------
Greater than 23 but less than or equal
to 24                                                    2.00%
------------------------------------------ ---------------------------------- ----------------------------------
Greater than 24 but less than or equal
to 25                                                    2.00%
------------------------------------------ ---------------------------------- ----------------------------------
Greater than 25 but less than or equal
to 26                                                    2.00%
------------------------------------------ ---------------------------------- ----------------------------------
Greater than 26 but less than or equal
to 27                                                    2.00%
------------------------------------------ ---------------------------------- ----------------------------------
Greater than 27 but less than or equal
to 28                                                    2.00%
------------------------------------------ ---------------------------------- ----------------------------------
Greater than 28 but less than or equal
to 29                                                    2.00%
------------------------------------------ ---------------------------------- ----------------------------------
Greater than 29                                          2.00%
------------------------------------------ ---------------------------------- ----------------------------------



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                                    Table 2

--------------------------------------- --------------------------------- --------------------------------
              Remaining                      Moody's Second Trigger
        Weighted Average Life           Factor--Single Currency Interest
          of Hedge in Years                        Rate Swaps
--------------------------------------- --------------------------------- --------------------------------
       Equal to or less than 1                          0.50%
--------------------------------------- --------------------------------- --------------------------------
Greater than 1 but less than or equal                   1.00%
to 2
--------------------------------------- --------------------------------- --------------------------------
Greater than 2 but less than or equal                   1.50%
to 3
--------------------------------------- --------------------------------- --------------------------------
Greater than 3 but less than or equal                   1.90%
to 4
--------------------------------------- --------------------------------- --------------------------------
Greater than 4 but less than or equal                   2.40%
to 5
--------------------------------------- --------------------------------- --------------------------------
Greater than 5 but less than or equal                   2.80%
to 6
--------------------------------------- --------------------------------- --------------------------------
Greater than 6 but less than or equal                   3.20%
to 7
--------------------------------------- --------------------------------- --------------------------------
Greater than 7 but less than or equal                   3.60%
to 8
--------------------------------------- --------------------------------- --------------------------------
Greater than 8 but less than or equal                   4.00%
to 9
--------------------------------------- --------------------------------- --------------------------------
Greater than 9 but less than or equal                   4.40%
to 10
--------------------------------------- --------------------------------- --------------------------------
Greater than 10 but less than or                        4.70%
equal to 11
--------------------------------------- --------------------------------- --------------------------------
Greater than 11 but less than or                        5.00%
equal to 12
--------------------------------------- --------------------------------- --------------------------------
Greater than 12 but less than or                        5.40%
equal to 13
--------------------------------------- --------------------------------- --------------------------------
Greater than 13 but less than or                        5.70%
equal to 14
--------------------------------------- --------------------------------- --------------------------------
Greater than 14 but less than or                        6.00%
equal to 15
--------------------------------------- --------------------------------- --------------------------------
Greater than 15 but less than or                        6.30%
equal to 16
--------------------------------------- --------------------------------- --------------------------------



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--------------------------------------- --------------------------------- --------------------------------
Greater than 16 but less than or                        6.60%
equal to 17
--------------------------------------- --------------------------------- --------------------------------
Greater than 17 but less than or                        6.90%
equal to 18
--------------------------------------- --------------------------------- --------------------------------
Greater than 18 but less than or                        7.20%
equal to 19
--------------------------------------- --------------------------------- --------------------------------
Greater than 19 but less than or                        7.50%
equal to 20
--------------------------------------- --------------------------------- --------------------------------
Greater than 20 but less than or                        7.80%
equal to 21
--------------------------------------- --------------------------------- --------------------------------
Greater than 21 but less than or                        8.00%
equal to 22
--------------------------------------- --------------------------------- --------------------------------
Greater than 22 but less than or                        8.00%
equal to 23
--------------------------------------- --------------------------------- --------------------------------
Greater than 23 but less than or                        8.00%
equal to 24
--------------------------------------- --------------------------------- --------------------------------
Greater than 24 but less than or                        8.00%
equal to 25
--------------------------------------- --------------------------------- --------------------------------
Greater than 25 but less than or                        8.00%
equal to 26
--------------------------------------- --------------------------------- --------------------------------
Greater than 26 but less than or                        8.00%
equal to 27
--------------------------------------- --------------------------------- --------------------------------
Greater than 27 but less than or                        8.00%
equal to 28
--------------------------------------- --------------------------------- --------------------------------
Greater than 28 but less than or                        8.00%
equal to 29
--------------------------------------- --------------------------------- --------------------------------
Greater than 29                                         8.00%
--------------------------------------- --------------------------------- --------------------------------


Page 43 of 45

                                    Table 3

----------------------------------------- -------------------------------- --------------------------------

               Remaining                       Moody's Second Trigger
         Weighted Average Life                Factor--Single Currency
           of Hedge in Years                   Interest Rate Hedges
----------------------------------------- -------------------------------- --------------------------------
        Equal to or less than 1                       0.65%
----------------------------------------- -------------------------------- --------------------------------
Greater than 1 but less than or equal                 1.30%
to 2
----------------------------------------- -------------------------------- --------------------------------
Greater than 2 but less than or equal                 1.90%
to 3
----------------------------------------- -------------------------------- --------------------------------
Greater than 3 but less than or equal                 2.50%
to 4
----------------------------------------- -------------------------------- --------------------------------
Greater than 4 but less than or equal                 3.10%
to 5
----------------------------------------- -------------------------------- --------------------------------
Greater than 5 but less than or equal                 3.60%
to 6
----------------------------------------- -------------------------------- --------------------------------
Greater than 6 but less than or equal                 4.20%
to 7
----------------------------------------- -------------------------------- --------------------------------
Greater than 7 but less than or equal                 4.70%
to 8
----------------------------------------- -------------------------------- --------------------------------
Greater than 8 but less than or equal                 5.20%
to 9
----------------------------------------- -------------------------------- --------------------------------
Greater than 9 but less than or equal                 5.70%
to 10
----------------------------------------- -------------------------------- --------------------------------
Greater than 10 but less than or equal                 6.10%
to 11
----------------------------------------- -------------------------------- --------------------------------
Greater than 11 but less than or equal                 6.50%
to 12
----------------------------------------- -------------------------------- --------------------------------
Greater than 12 but less than or equal                 7.00%
to 13
----------------------------------------- -------------------------------- --------------------------------
Greater than 13 but less than or equal                 7.40%
to 14
----------------------------------------- -------------------------------- --------------------------------
Greater than 14 but less than or equal                 7.80%
to 15
----------------------------------------- -------------------------------- --------------------------------
Greater than 15 but less than or equal                 8.20%
to 16
----------------------------------------- -------------------------------- --------------------------------


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----------------------------------------- -------------------------------- --------------------------------
Greater than 16 but less than or equal                 8.60%
to 17
----------------------------------------- -------------------------------- --------------------------------
Greater than 17 but less than or equal                 9.00%
to 18
----------------------------------------- -------------------------------- --------------------------------
Greater than 18 but less than or equal                 9.40%
to 19
----------------------------------------- -------------------------------- --------------------------------
Greater than 19 but less than or equal                 9.70%
to 20
----------------------------------------- -------------------------------- --------------------------------
Greater than 20 but less than or equal                10.00%
to 21
----------------------------------------- -------------------------------- --------------------------------
Greater than 21 but less than or equal                10.00%
to 22
----------------------------------------- -------------------------------- --------------------------------
Greater than 22 but less than or equal                10.00%
to 23
----------------------------------------- -------------------------------- --------------------------------
Greater than 23 but less than or equal                10.00%
to 24
----------------------------------------- -------------------------------- --------------------------------
Greater than 24 but less than or equal                10.00%
to 25
----------------------------------------- -------------------------------- --------------------------------
Greater than 25 but less than or equal                10.00%
to 26
----------------------------------------- -------------------------------- --------------------------------
Greater than 26 but less than or equal                10.00%
to 27
----------------------------------------- -------------------------------- --------------------------------
Greater than 27 but less than or equal                10.00%
to 28
----------------------------------------- -------------------------------- --------------------------------
Greater than 28 but less than or equal                10.00%
to 29
----------------------------------------- -------------------------------- --------------------------------
Greater than 29                                       10.00%
----------------------------------------- -------------------------------- --------------------------------